UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Motorola Solutions, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MOTOROLA SOLUTIONS, INC. 2026 Annual Meeting May 18, 2026 at 10:00 AM Central Time for holders as of March 19, 2026 Vote by May 17, 2026 at 11:59 PM Eastern Time For shares held in the Motorola Solutions 401(k) Plan, vote by May 13, 2026 at 11:59 PM Eastern Time MOTOROLA SOLUTIONS, INC. 500 WEST MONROE STREET CHICAGO, ILLINOIS 60661 V82925-P41940 You invested in MOTOROLA SOLUTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 18, 2026. Get informed before you vote We encourage you to access and view all of the important information contained in the proxy materials before voting. View the Notice, Proxy Statement and Annual Report online by visiting www.ProxyVote.com and entering the control number (located below) OR you can receive a free paper or e-mail copy of the proxy materials by requesting prior to May 4, 2026. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will not receive a paper or e-mail copy of the proxy materials unless you request one. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Attend, Participate and Vote Virtually at the Meeting* May 18, 2026 10:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/MSI2026 Vote by Mail or Telephone by requesting a paper copy of the proxy materials, which will include a proxy card. The proxy card will contain instructions for voting by mail and telephone. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials at www.ProxyVote.com for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming virtual shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Eight Director Nominees for a One-Year Term 1a. Gregory Q. Brown For 1b. Nicole Anasenes For 1c. Kenneth D. Denman For 1d. Ayanna M. Howard For 1e. Mark E. Lashier For 1f. Peter A. Leav For 1g. Elizabeth D. Mann For 1h. Joseph M. Tucci For 2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2026. For 3. Advisory Approval of the Company’s Executive Compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V82926-P41940